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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 18, 1994



                          WORTHEN BANKING CORPORATION
             (Exact name of registrant as specified in its charter)


        Arkansas                     1-8525            71-6066857
(State or other jurisdiction    (Commission File      (IRS Employer
    of incorporation)               Number)         Identification No.)


                          Worthen Banking Corporation
                             Worthen Bank Building
                            200 West Capitol Avenue
                          Little Rock, Arkansas  72201
         (Address, including Zip Code, of principal executive offices)

                                 (501) 378-1521
              (Registrant's telephone number, including area code)



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Item 5.   Other Events.

          On August 18, 1994, Worthen Banking Corporation announced that it executed an Agreement and Plan of Merger on that date with Boatmen's Bancshares, Inc., and BBI Acquisitionco, Inc.


Item 7.  Financial Statements and Exhibits.

                                                       Page
                                                       ----
     A)   A copy of Worthen Banking Corporation's
          press release regarding the execution of
          the Agreement and Plan of Merger.             5

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WORTHEN BANKING CORPORATION



                              /s/ Alan C. King
                              -----------------------------------------
                              Alan C. King
                              Senior Vice President and
                              Chief Accounting Officer


DATE  September 9, 1994
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k:pjs 5244.041

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                                 EXHIBIT INDEX



       Exhibit Number               Description
       --------------               -----------

             99 A copy of Worthen Banking Corporation's press release regarding the execution of the Agreement and Plan of Merger is attached as Exhibit A (beginning on page 5) to this Form 8-K.

                                       4